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                                                                  Exhibit 10.3

                              AMENDMENT NO. 4 TO
                        FURTHER RESTATED AND AMENDED
                  EMPLOYMENT AGREEMENT DATED AUGUST 1, 1985
                  BY AND BETWEEN AAR CORP. AND IRA A. EICHNER


     This AMENDMENT NO. 4 made this 9th day of October, 1996 by and between AAR CORP., a Delaware corporation (the "Company") and Ira A. Eichner ("Employee").

     WHEREAS, the Company and Employee entered into the Further Restated and Amended Employment Agreement dated August 1, 1985 (the "Employment Agreement"); and

     WHEREAS, the Company and Employee further amended the Employment Agreement by amendments dated August 12, 1988, May 25, 1990 and July 13, 1994; and

     WHEREAS, the Company and Employee desire to further amend the Employment Agreement as hereinafter set forth to reflect certain mutually agreed upon changes to the terms and conditions thereof;

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the Company and Employee do hereby covenant and agree as follows:

     1. Subparagraph (d) of paragraph 11 of the Employment Agreement is deleted and the following is inserted in lieu thereof.

         (d) In addition to the Trust referred to in subparagraph (a) above, the Company shall also enter into a trust agreement with a bank or trust company (with a combined capital and surplus in excess of $100 million dollars) located in


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     the continental United States as trustee, whereby the Company shall agree to establish and contribute to, a trust ("Trust No. 2") for the purpose of accumulating additional assets to assist it in fulfilling its obligations to Employee hereunder. The Company shall make an aggregate contribution to Trust No. 2 in calendar year 1996 in the amount of $1,652,000, plus an estimated amount for trust expenses, which shall be used by the trustee of Trust No. 2 to provide the Retirement Benefit payable to Employee hereunder and trust expenses. From time to time, the Company shall make additional contributions to Trust No. 2 as shall be necessary to provide for the Retirement Benefit payable to Employee hereunder and estimated trust expenses. At the time set forth in Trust No. 2, the trustee thereof shall transfer all of the assets of Trust No. 2 to the trustee of the Trust referred to in subparagraph (a) and thereafter Trust No. 2 shall terminate.

          (e) Each contribution to the Trust and to Trust No. 2 to be made by the Company pursuant to this paragraph 11 shall be in an amount or amounts determined by the independent actuary, or firm of independent actuaries, regularly employed to provide actuarial services for the Company.

     2. The first sentence of subparagraph (h) of paragraph 14 of the Employment Agreement is amended to read as follows:

         "(h) `Retirement Benefit' shall mean an annual amount equal (subject to adjustment as hereinafter provided) to 80% of Employee's Average Annual Total Cash Compensation, reduced by (1) the Income Tax Offset, and (2) the Defined Benefit Plan Offset."


                                        2
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     3.  Clause (ii) of subparagraph (h) of paragraph 14 of the Employment
Agreement is amended to read as follows:

         "(ii) `Income Tax Offset' with respect to any annual Retirement Benefit payment made to Employee from the Trust shall mean an assumed aggregate federal, state and local income tax rate of 31.87%.


     IN WITNESS WHEREOF, the Company has caused this Amendment No. 4 to be executed in its name by its duly authorized officer and Employee has hereunto set his hand on this 31st day of October, 1996.


                                        AAR CORP.

                                        By:  /s/  Howard A. Pulsifer
                                           -----------------------------------
                                           Howard A. Pulsifer, Vice President

                                           /s/ Ira A. Eichner
                                           -----------------------------------
                                           Ira A. Eichner



                                        3

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                               AMENDMENT NO. 5 TO
                          FURTHER RESTATED AND AMENDED
                  EMPLOYMENT AGREEMENT DATED AUGUST 1, 1985
                 BY AND BETWEEN AAR CORP. AND IRA A. EICHNER



     This AMENDMENT NO. 5 made this 8th day of October, 1997 by and between AAR CORP., a Delaware corporation (the "Company") and Ira A. Eichner ("Employee").

     WHEREAS, the Company and Employee entered into the Further Restated and Amended Employment Agreement dated August 1, 1985 (the "Employment Agreement"); and

     WHEREAS, the Company and Employee further amended the Employment Agreement by amendments dated August 12, 1988, May 25, 1990, July 13, 1994, and October 9, 1996; and

     WHEREAS, the Company and Employee desire to further amend the Employment Agreement as hereinafter set forth to reflect certain mutually agreed upon changes to the terms and conditions thereof;

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the Company and Employee do hereby covenant and agree as follows:

     1. Paragraph 14(h)(i) of the Employment Agreement is hereby amended to read as follows:

        "(i) "Average Annual Total Cash Compensation" shall mean the Employee's average annual total cash compensation, including salary (salary being measured prior to any salary deferrals made pursuant to the Profit Sharing Plan), bonuses and other similar items paid or accrued by the Company for the three

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complete fiscal years of employment with the Company, whether or not consecutive, during which such total cash compensation was highest."

     IN WITNESS WHEREOF, the Company has caused this Amendment No. 5 to be executed in its name by its duly authorized officer and Employee has hereunto set his hand on this 31st day of October, 1997.


                                            AAR CORP.

                                            By: /s/ Howard A. Pulsifer
                                                -----------------------------
                                                 Howard A. Pulsifer,
                                                 Vice President

                                                /s/ Ira A. Eichner
                                                -----------------------------
                                                Ira A. Eichner